                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               November 30, 2003

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



    CASE NAME:   FLORSHEIM GROUP INC.          CASE NO.  02 B 08209
                 --------------------                    ----------


                            SUMMARY OF CASH ACCOUNTS


ENDING BALANCE IN:                                   10/31/03        11/30/03
                                                    -----------     -----------
BT Commercial Concentration                         $      --       $      --

Associated Bank                                       65,389.02       62,889.45

BT Commercial Escrow                                 144,008.24      144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account                   100,607.02      100,675.12

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II                138,266.95      127,955.98
                                                    -----------     -----------
TOTAL                                               $448,271.23     $435,528.79
                                                    ===========     ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2003


                                            BT COMMERCIAL
  DATE                                     CONCENTRATION  1)
  ----                                     ----------------
11/01/03                                       $  --
11/02/03                                          --
11/03/03                                          --
11/04/03                                          --
11/05/03                                          --
11/06/03                                          --
11/07/03                                          --
11/08/03                                          --
11/09/03                                          --
11/10/03                                          --
11/11/03                                          --
11/12/03                                          --
11/13/03                                          --
11/14/03                                          --
11/15/03                                          --
11/16/03                                          --
11/17/03                                          --
11/18/03                                          --
11/19/03                                          --
11/20/03                                          --
11/21/03                                          --
11/22/03                                          --
11/23/03                                          --
11/24/03                                          --
11/25/03                                          --
11/26/03                                          --
11/27/03                                          --
11/28/03                                          --
11/29/03                                          --
11/30/03                                          --

                                               -----
TOTAL RECEIPTS                                 $  --
                                               =====



NOTES:

1) Certain wire payments are made directly into this account. The amounts are cleared daily to the loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2003


  DATE                                     ASSOCIATED BANK
  ----                                     ---------------
11/01/03                                       $   --
11/02/03                                           --
11/03/03                                           --
11/04/03                                           --
11/05/03                                           --
11/06/03                                         712.67 1)
11/07/03                                           --
11/08/03                                           --
11/09/03                                           --
11/10/03                                           --
11/11/03                                           --
11/12/03                                           --
11/13/03                                           --
11/14/03                                           --
11/15/03                                           --
11/16/03                                           --
11/17/03                                           --
11/18/03                                           --
11/19/03                                           --
11/20/03                                           --
11/21/03                                           --
11/22/03                                           --
11/23/03                                           --
11/24/03                                           --
11/25/03                                           --
11/26/03                                           --
11/27/03                                           --
11/28/03                                           --
11/29/03                                           --
11/30/03                                           --
                                               --------
TOTAL RECEIPTS                                 $ 712.67
                                               ========



NOTES:

1) Proceeds from accounts receivable previously written off.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2003



                                           BT COMMERCIAL
  DATE                                        ESCROW
  ----                                     -------------
11/01/03                                       $  --
11/02/03                                          --
11/03/03                                          --
11/04/03                                          --
11/05/03                                          --
11/06/03                                          --
11/07/03                                          --
11/08/03                                          --
11/09/03                                          --
11/10/03                                          --
11/11/03                                          --
11/12/03                                          --
11/13/03                                          --
11/14/03                                          --
11/15/03                                          --
11/16/03                                          --
11/17/03                                          --
11/18/03                                          --
11/19/03                                          --
11/20/03                                          --
11/21/03                                          --
11/22/03                                          --
11/23/03                                          --
11/24/03                                          --
11/25/03                                          --
11/26/03                                          --
11/27/03                                          --
11/28/03                                          --
11/29/03                                          --
11/30/03                                          --

                                               -----
TOTAL RECEIPTS                                 $  --
                                               =====

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2003


                                             SHAW GUSSIS
  DATE                                     PREFERENCE ACCT.
  ----                                     ----------------
11/01/03                                       $   --
11/02/03                                           --
11/03/03                                           --
11/04/03                                           --
11/05/03                                          68.10 1)
11/06/03                                           --
11/07/03                                           --
11/08/03                                           --
11/09/03                                           --
11/10/03                                           --
11/11/03                                           --
11/12/03                                           --
11/13/03                                           --
11/14/03                                           --
11/15/03                                           --
11/16/03                                           --
11/17/03                                           --
11/18/03                                           --
11/19/03                                           --
11/20/03                                           --
11/21/03                                           --
11/22/03                                           --
11/23/03                                           --
11/24/03                                           --
11/25/03                                           --
11/26/03                                           --
11/27/03                                           --
11/28/03                                           --
11/29/03                                           --
11/30/03                                           --
                                               --------
TOTAL RECEIPTS                                 $  68.10
                                               ========


1) Interest income.

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2003


                                              SHAW GUSSIS
  DATE                                     PREFERENCE ACCT.II
  ----                                     ------------------
11/01/03                                       $ --
11/02/03                                         --
11/03/03                                         --
11/04/03                                         --
11/05/03                                         --
11/06/03                                         --
11/07/03                                         --
11/08/03                                         --
11/09/03                                         --
11/10/03                                         --
11/11/03                                         --
11/12/03                                         --
11/13/03                                         --
11/14/03                                         --
11/15/03                                         --
11/16/03                                         --
11/17/03                                         --
11/18/03                                         --
11/19/03                                         --
11/20/03                                         --
11/21/03                                         --
11/22/03                                         --
11/23/03                                         --
11/24/03                                         --
11/25/03                                         --
11/26/03                                         --
11/27/03                                         --
11/28/03                                         --
11/29/03                                         --
11/30/03                                         --
10/31/03                                         --
                                               ----
TOTAL RECEIPTS                                 $ --
                                               ====

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2003


                                           BT COMMERCIAL
FLORSHEIM GROUP INC.                       CONCENTRATION
                                           -------------
   PAYMENTS
   --------
   Transfer to Loan Account                    $ --



                                               ----
            Total                              $ --
                                               ====


Note - Wire payments made directly into this account are cleared daily to the revolving loan account.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2003





FLORSHEIM GROUP INC.                                   ASSOCIATED BANK
--------------------                                   ---------------

  DATE       CHECK NUMBER        PAYMENTS
  ----       ------------        --------

11/07/03         1200         Alltell Corporation           $ 196.73
11/07/03         1201         Sonnenberg & Anderson           390.00
11/07/03         1202         F. Terrence Blanchard         2,375.51
11/25/03         1203         Benjamin Alvendia               250.00
                                                          -----------
         Total                                            $ 3,212.24
                                                          ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2003



                                           BT COMMERCIAL
                                               ESCROW
                                           -------------
  DATE   PAYMENTS
  ----   --------
         None                                  $ --
                                               ----
         Total                                 $ --
                                               ====


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                                NOVEMBER 30, 2003


                                               SHAW GUSSIS
                                           PREFERENCE ACCOUNT
                                           ------------------
  DATE      PAYMENTS
  ----      --------

            None                               $ --
                                               ----
                                               $ --
                                               ====


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                               NOVEMBER 30, 2003


                                                SHAW GUSSIS
                                           PREFERENCE ACCOUNT II
                                           ---------------------
  DATE      PAYMENTS
  ----      --------
11/07/03    F. Terrence Blanchard              $ 3,693.75
11/14/03    Iron Mountain                          328.86
11/20/03    Bowne of Chicago                     1,126.00
11/20/03    Leslie T Welsh Inc.                  1,487.49
11/20/03    US Trustee                           2,750.00
11/24/03    Logan & Company                        924.87
                                               -----------
                                               $ 10,310.97
                                               ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                  NOVEMBER 2003


BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                       POST-PETITION
                                                           LOAN
  DATE                 PAYMENTS         BORROWINGS       BALANCE
---------           ------------      --------------   --------------

OPENING BALANCE                                         $7,101,059.88
11/01/03            $    --           $    --            7,101,059.88
11/02/03                 --                --            7,101,059.88
11/03/03                 --                --            7,101,059.88
11/04/03                 --                --            7,101,059.88
11/05/03                 --                --            7,101,059.88
11/06/03                 --                --            7,101,059.88
11/07/03                 --                --            7,101,059.88
11/08/03                 --                --            7,101,059.88
11/09/03                 --                --            7,101,059.88
11/10/03                 --                --            7,101,059.88
11/11/03                 --                --            7,101,059.88
11/12/03                 --                --            7,101,059.88
11/13/03                 --                --            7,101,059.88
11/14/03                 --                --            7,101,059.88
11/15/03                 --                --            7,101,059.88
11/16/03                 --                --            7,101,059.88
11/17/03                 --                --            7,101,059.88
11/18/03                 --                --            7,101,059.88
11/19/03                 --                --            7,101,059.88
11/20/03                 --                --            7,101,059.88
11/21/03                 --                --            7,101,059.88
11/22/03                 --                --            7,101,059.88
11/23/03                 --                --            7,101,059.88
11/24/03                 --                --            7,101,059.88
11/25/03                 --                --            7,101,059.88
11/26/03                 --                --            7,101,059.88
11/27/03                 --                --            7,101,059.88
11/28/03                 --                --            7,101,059.88
11/29/03                 --                --            7,101,059.88
11/30/03                 --                --            7,101,059.88
                    ------------      --------------   -------------
Total               $    --           $    --
                    ============      ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:      FLORSHEIM GROUP INC.      CASE NO. 02 B 08209
                     --------------------               ----------


                          STATEMENT OF AGED RECEIVABLES

                      FOR THE MONTH ENDED NOVEMBER 30, 2003

ACCOUNTS RECEIVABLE:

             Beginning of Month Balance        $ 356,447
                                               ---------

             Add: Sales on Account                    --
                                               ---------

             Less: Collections                        --
                                               ---------

             Adjustments                              --
                                               ---------

             End of the Month Balance          $ 356,447
                                               =========


Note - All accounts receivable are fully reserved.


               0-30       31-60        61-90       OVER 90       END OF MONTH
               DAYS       DAYS          DAYS        DAYS            TOTAL
               ----       -----        -----      ---------      ------------
               $ --       $ --         $ --       $ 356,447       $ 356,447
               ====       =====        =====      =========       =========



                   ACCOUNTS PAYABLE AGING - NOVEMBER 30, 2003


               0-30       31-60        61-90        OVER 90      END OF MONTH
               DAYS       DAYS          DAYS         DAYS           TOTAL
               ----       -----        -----       ---------     ------------

Wholesale      $ 21,715   $ 1,161      $ (26,138)  $ 723,139       $ 719,877

Retail               --        --             --      75,979          75,979
               --------   -------      ---------   ---------       ---------
Total          $ 21,715   $ 1,161      $ (26,138)  $ 799,118       $ 795,856
               ========   =======      =========   =========       =========



* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:  FLORSHEIM GROUP INC.               CASE NO.  02 B 08209
               --------------------                         ----------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDING NOVEMBER 30, 2003

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

          1.Federal Income Taxes             Yes (x)            No (  )

          2.FICA withholdings                Yes (x)            No (  )

          3.Employee's withholdings          Yes (x)            No (  )

          4.Employer's FICA                  Yes (x)            No (  )

          5.Federal Unemployment Taxes       Yes (x)            No (  )

          6.State Income Taxes               Yes (x)            No (  )

          7.State Employee withholdings      Yes (x)            No (  )

          8.All other state taxes            Yes (x)            No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                       /s/ F. Terrence Blanchard
                                       -----------------------------------------
                                       For the Debtor In Possession (Trustee)


                                       Print or type name and capacity
                                       of person signing this
                                       Declaration:

                                       F. Terrence Blanchard
                                       -----------------------------------------
                                       President and Chief Financial Officer
                                       Florsheim Group Inc.


DATED:  December 15, 2003